UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/13/2008

Kraton Polymers LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-123747

Delaware	94-2805249
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On November 12, 2008, the President and Chief Executive Officer of Kraton Polymers LLC (“Kraton”), Kevin M. Fogarty, together with other executive officers, announced Kraton’s earnings for the third quarter ended September 30, 2008 via conference call, which was open to the public and broadcast live over the Internet. A copy of the presentation is attached as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is filed with this Current Report pursuant to Item 7.01.

(c) Exhibits

99.1 Presentation dated November 12, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC

Date: November 13, 2008	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Vice President and Chief Financial Officer